Exhibit 99.2

Fourth Quarter & Full Year 2016 Earnings Presentation Supplement February 22, 2017

2 This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including, but not limited to, statements regarding future results of the operations and financial position of Inovalon Holdings, Inc. (“Inovalon”), and its financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ “see”, ‘‘will,’’ ‘‘target,” “estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ “growth” and variations of these words or similar expressions are intended to identify forward-looking statements. Inovalon has based these forward-looking statements on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of Inovalon and its management, and are based upon assumptions with respect to future events or decisions, which are subject to change. Moreover, because Inovalon operates in a very competitive and rapidly changing environment, new risks emerge from time to time. It is not possible for Inovalon’s management to predict all risks, nor can Inovalon assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results, including, but not limited to, the timing of and investment in technological advancements and developments, as well as Inovalon’s ability to enter into new agreements with existing or new platforms, products and solutions in the timeframes expected, or at all, could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of the risks and uncertainties that may cause Inovalon’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements, you should read Inovalon’s most recent Annual Report on Form 10-K, including the sections entitled “Risk Factors” and “Special Note Regarding Forward Looking Statements,” as well as the other documents that Inovalon may file from time to time in the future with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although Inovalon believes that the expectations reflected in the forward-looking statements are reasonable, Inovalon cannot guarantee and provides no assurance that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. In addition, certain information included in this presentation is presented strictly for illustrative or educational purposes, and such information should not be viewed as a representation regarding management’s expectations or actual results. Management’s expectations and actual results could differ materially from information presented solely for illustrative or educational purposes. Except as required by law, Inovalon undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in Inovalon’s expectations, and nothing in this presentation should be regarded as a representation by any person that any financial targets, business strategy or plans and objectives for future operations suggested by any forward-looking statements will be achieved or realized. In addition, this presentation may include certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or necessarily superior to, measures of financial performance prepared in accordance with U.S. GAAP. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available herein and within our public filings with the Securities and Exchange Commission, available on the Company’s investor website at http://investors.inovalon.com. Note Regarding Forward-Looking Statements INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0

3 This deck is provided as a supplement to the 2016 Q4 and Full Year Earnings Results release announced by Inovalon on February 22, 2017. The following outlines the content of this supplemental presentation: MORE2 Registry® Dataset Expansion Connectivity Expansion Value-Based Provider Platform Revenue Growth Guidance & Trending Seasonality Trends – Revenue Revenue Guidance Bridge Adjusted EBITDA Margin Expansion Appendix Contents INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0

Proprietary Datasets Expansion 4 Through its extensive healthcare industry connectivity, integration technologies and expanding client base, Inovalon maintains one of the industry’s largest, proprietary datasets empowering its capabilities and the unparalleled value delivered to its clients. At the end of Q4 2016, Inovalon’s MORE2 Registry® dataset contained more than 150 million unique patients and 13.3 billion medical events, representing year-over-year increases of 15% and 21%, respectively, the fastest growth rates for these metrics since the third quarter of 2014. Numbers are increasing at a rate of approximately 2.8% compounding monthly, or 38.8% annually. INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0 10 9 8 7 6 5 4 3 2 1 MORE 2 REGISTRY ® GROWTH Year M e d i c a l E v e n t C o u n t ( b i l l i o n s ) 0 P a t i e n t C o u n t ( m i l l i o n s ) 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 120 110 100 90 80 70 60 50 40 30 20 10 Patient Count Medical Event Count 130 11 140 12 13 150

Connectivity Expansion Inovalon’s direct EHR connectivity with providers is expanding at a tremendous rate, with growth in connections exceeding 400% on a year-over-year basis and more than 150% sequentially in Q4 2016. 5 446% Year-over-Year Expansion (4Q 2016 vs. 4Q 2015)1 (1) Q4 2016 figure is as of January 1, 2017. INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0 0 20,000 40,000 60,000 80,000 100,000 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Enrollment by Provider

Value-Based Provider Platform Inovalon’s Value-Based Provider Platform brings together massive scales of disparate data sources into one common data lake. Participating organizations can contribute internally-derived analytics and select from a wide array of Inovalon analytics to be applied with highly granular patient-level detail in real-time to empower a sophisticated approach to value-based care arrangements between payors and providers. 6 Payor Engaged in At-Risk Value-Based Arrangements Comparative Analytics Provider Networks ACOs Physicians & Practice Groups Hospital Groups Clinical Operations Management Cost & Utilization Performance Quality Metrics & Trend Analysis Medical Utilization & Diagnosis Patterns Pharmacy Cost & Prescribing Patterns Individual & Group Performance Risk and Quality Gaps MORE2 Registry® Analytics Providers Engaged in At-Risk Value-Based Arrangements INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0

7 The headwinds previously discussed by the Company are winding down as anticipated, resulting in a first-half 2017 revenue decline of approximately 6% on a reported basis (down approximately 11% on an organic basis). Thereafter, in the absence of these headwinds, the Company is seen returning materially towards historical growth rates in the second half of 2017, with growth of approximately 17% on a reported basis (approximately 11% on an organic basis). Revenue Growth Guidance and Trending Solid Line indicates known events. Dotted lines indicates ongoing events. Graphic intended to display principal forces (i.e., not intended to be all inclusive) INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0

Seasonality Trends - Revenue

With the introduction of multiple new platform products and the expansion into several market adjacencies (e.g. provider and pharma), Inovalon continues to work towards a dampening of seasonality.



29.0%
~25.9% to
~26.5%
27.6%
24.0%
26.9%
24.6%
~25.9% to
~26.5%
~22.9% to
~23.2%
~24.3% to
~24.9%
24.0%
22.5%
21.4%
2015
2016
2017 Guidance
Q1
Q2
Q3
Q4

Percentages represent the portions of actual or projected revenue in each quarter. 2017 guidance range is provided for illustrative purposes only to depict a shift from Q1 to Q4, consistent with historical trends – actual results may vary.

INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0

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© 2017 by Inovalon. All rights reserved.

Revenue Guidance Bridge The combination of materially different fiscal halves of 2017 yields full year revenue guidance of $440.5M to $455.0M, or revenue growth between 3% and 6% on an as reported basis. 9 Client revenue churn of approximately 6 pts in 2017 is consistent with historical norms. The impact of transitioning the CARA offering to a more flexible and modular platform is nearing completion with a headwind (of 7 pts in 2017) materially resolved by the end of Q2 2017. Revenue growth from up-sell, cross-sell and new clients (signed in 2016 and seen continuing in 2017), spurred by the introduction of new product platform offerings and added sales capacity. Full Year 2016 vs. 2017 Guidance Revenue Growth Range 3% to 6% INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0 The above table is for illustrative purposes only. $427.6 ~(6 pts) ~(7 pts) ~7 pts 5 pts ? 6 pts 5 pts – 6 pts $440.5 - $455.0 2016 Actual Revenue Client Churn CARA Transition Wrap-up Account Growth New Client Sales Creehan 2017 Revenue Guidance

Adjusted EBITDA Margin Expansion

Inovalon's investments in innovation are driving increased platform efficiency, while also enabling the introduction of new platform products with higher margins. Altogether, these forces are enabling a 50 to 150 basis point expansion in annual Adjusted EBITDA margin.



50 to 150 Basis Point Year-to-Year Improvement
23.4%
(200 – 500 bps)
(200 – 400 bps)
300 – 600 bps
200 – 400 bps
23.9% - 24.9%
Represents ~450 bps of Gross Profit Margin Expansion YtY
FY2016 Adj. EBITDA Margin %
Investment Initiatives
Unit Price Changes
Platform Mix Changes
Platform Efficiencies
FY 2017 Adj. EBITDA Margin %

The above table is for illustrative purposes only.

- Continued commitment to investments in innovation, sales capacity expansion and efficiency initiatives
- Typical unit price changes more than offset by an increasing mix of higher margin platform products
- Efficiency initiatives spanning connectivity, automation and integration drive strong operating leverage yielding Gross Profit Margin expansion of 450 bps YtY

INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0

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© 2017 by Inovalon. All rights reserved.

Appendix

12 Inovalon defines Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) as net income calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, realized losses on short-term investments, gain on disposal of equipment, interest expense, interest income, provision for income taxes, stock-based compensation, acquisition costs, tax on equity exercises, and other non-comparable items. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of revenue. A reconciliation of forward-looking net income to Adjusted EBITDA guidance follows: Reconciliation of Forward-Looking Guidance Adjusted EBITDA A 40% tax rate is assumed in order to approximate the Company's effective corporate tax rate. Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Adjusted EBITDA in order to more effectively assess the Company's period over period and on going operating performance. INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0 Low High Net income 20 $ 24 $ Depreciation and amortization 48 48 Interest expense 5 5 Interest income (5) (5) Provision for income taxes (1) 13 16 EBITDA 81 88 Stock-based compensation 10 11 Acquisition costs: Transaction costs 2 2 Contingent consideration 8 8 Other non-comparable items (2) 4 4 Adjusted EBITDA 105 $ 113 $ Adjusted EBITDA Margin 23.9% 24.9% Guidance Range Twelve Months Ending December 31, 2017 Reconciliation of Forward-Looking Guidance Net Income to Adjusted EBITDA: (In millions)

13 Inovalon defines Non-GAAP net income as net income calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, amortization of acquired intangible assets, tax on equity exercises and other non-comparable items. A reconciliation of net income to Non-GAAP net income follows: Reconciliation of Forward-Looking Guidance Non-GAAP Net Income Other "non-comparable items" include items that are not comparable across reporting periods or items that do not otherwise relate to the Company's ongoing financial results, such as certain employee related expenses attributable to advancements in automation and operational efficiencies. Non-comparable items are excluded from Non-GAAP net income in order to more effectively assess the Company's period over period and on going operating performance. A 40% tax rate is assumed in order to approximate the Company's effective corporate tax rate. INOV Q4 2016 Earnings Presentation Supplemental (2.22.17) 1.0.0 Low High Net income 20 $ 24 $ Stock-based compensation 10 11 Acquisition costs: Transaction costs 2 2 Contingent consideration 8 8 Amortization of acquired intangible assets 14 14 Other non-comparable items (1) 4 4 Tax impact of add-back items (2) (16) (16) Non-GAAP net income 42 $ 47 $ GAAP diluted net income per share 0.13 $ 0.16 $ Non-GAAP diluted net income per share 0.28 $ 0.31 $ Reconciliation of Forward-Looking Guidance Net Income to Non-GAAP net income: (In millions, except per share amounts) Guidance Range Twelve Months Ending December 31, 2017

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